Schedule I—Condensed Financial Information of the Company (Details) - Schedule of Statements of Operations and Comprehensive Loss - Subsidiaries [Member] ¥ in Thousands, $ in Thousands	12 Months Ended
	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Jun. 30, 2023 CNY (¥)	Jun. 30, 2022 CNY (¥)
Schedule of Statements of Operations and Comprehensive Loss [Line Items]
General and administrative expenses	¥ (5,759)	$ (792)	¥ (2,084)	¥ (1,610)
Other income, net	681	93	286	227
Equity in loss of subsidiaries	(284,592)	(39,161)	(41,771)	(59,220)
Loss before income taxes	(289,670)	(39,860)	(43,569)	(60,603)
Income tax expense			(8)	(64)
Net loss attributable to owners of the Company	(289,670)	(39,860)	(43,577)	(60,667)
Other comprehensive income, net of tax: Foreign currency translation adjustments	(2,460)	(339)	560	417
Total comprehensive loss	¥ (292,130)	$ (40,199)	¥ (43,017)	¥ (60,250)